Filed pursuant to 497(e)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED AUGUST 30, 2021

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2021

TCW CORE FIXED INCOME PORTFOLIO

Effective on or about December 31, 2021, it is expected that Tad Rivelle will retire from serving as a portfolio manager of the TCW Core Fixed Income Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I. Effective immediately, the following changes are made to the statement of additional information of the Portfolio.

In the Portfolio’s Other Accounts Managed table in Appendix C, the information with respect to Mr. Rivelle is deleted in its entirety and the following information is added:

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Tad Rivelle[1]	Registered Investment Companies	28	$127,503,500,000	0	N/A
	Other Pooled Investment Vehicles	51	$22,634,000,000	28	$3,509,200,000
	Other Accounts	212	$56,114,800,000	9	$6,589,300,000

[1]	It is expected that Mr. Rivelle will retire from serving as a portfolio manager of the TCW Core Fixed Income Portfolio effective on or about December 31, 2021.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE